Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,413.34
Total Transaction Valuation	10,234,160.68
Total Offset Amount	0.00
Net Fee	$ 1,413.34